Exhibit 99.1

 J.P. Morgan  Healthcare Conference  January 12, 2023  Jim Clemmer, President & CEO  Stephen Trowbridge, Executive Vice President & CFO

 2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 A medical technology platform company focused on a select group of large, high growth markets where meaningful treatment gaps exist in current standard of care. Our technologies positively impact treatment options and patients' quality of life.   AngioDynamics

 4  AngioDynamicsInvestments in our Med Tech platforms are funded by operating cash flows from our Med Device portfolio  The planned portfolio additions and new indications are based on management estimates and industry sources as of July 2022 and are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.  FOCUSED TRANSFORMATION PURSUING ATTRACTIVE MARKETS  U.S. Total Addressable Markets  FY2021 - $3.0B  Launch of the Auryon System gives us access to the peripheral atherectomy market  FY2023 - $6.0B  Planned Thrombectomy & NanoKnife System portfolio additions & new indications increase market access  FY2025 - $8.0B  Planned Thrombectomy & PE portfolio additions & new indications increase market access  FY2018 - $1.3B  Began our strategic initiative  to become a growth company  Med Tech: Invest for Growth  Peripheral Arterial Disease  Venous Thromboembolism  Cardiac Thrombus & Emboli  Solid Tumor  Med Device: Maintain Positioning  Vascular Access Catheters & Accessories  Microwave & Radiofrequency Ablation  Diagnostic Catheters, Guidewires & Kits  Lung Biopsy Safety  Endovenous Laser Treatment  Radiation Treatment Stabilization Balloons

 5  AngioDynamicsFocused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs  Disease State  Platform  Treatment  Status  PAD  Peripheral Arterial Disease   Atherectomy  Launched  VTE  Venous Thromboembolism   Large Vessel Thrombectomy  Launched  Launched   Small Vessel Thrombectomy*  In development with targeted launch end of calendar 2024   Pulmonary Embolism*  APEX study currently enrolling  Targeted launch early calendar 2025  Cardiac   Thrombus & Emboli   Right Heart   Left Heart*   Launched  Targeted launch end of calendar 2023   Clot in Transit  Launched  Solid Tumor   Prostate Tissue*  PRESERVE study >50% enrolled  Launch targeted end of calendar 2024  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

 6  AngioDynamicsFocused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs  Disease State  Platform  Treatment  Status  PAD  Peripheral Arterial Disease   Atherectomy  Launched  VTE  Venous Thromboembolism   Large Vessel Thrombectomy  Launched  Launched   Small Vessel Thrombectomy*  In development with targeted launch end of calendar 2024   Pulmonary Embolism*  APEX study currently enrolling  Targeted launch early calendar 2025  Cardiac   Thrombus & Emboli   Right Heart   Left Heart*   Launched  Targeted launch end of calendar 2023   Clot in Transit  Launched  Solid Tumor   Prostate Tissue*  PRESERVE study >50% enrolled  Launch targeted end of calendar 2024  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

 PADWith over 25,000 cases performed, the Auryon Atherectomy System is the only atherectomy solution with the safety profile and versatility to treat every lesion location and morphology  7  Source: Peripheral Vascular Devices Medtech 360 Market Analysis US December, 2021. Millennium Research Group, Inc.  Above the Knee (ATK)  Below the Knee (BTK)  Office Based Lab (OBL)  Hospital  T H E M A R K E T  O U R S O L U T I O N  W H Y I T M A T T E R S  Peripheral Atherectomy  Protective of vessel wall c-e  Targeted biological reactions to address risk of perforations  Built-in aspiration to address risk of embolization†  †Built-in aspiration available with the 2.0-and 2.35-mm catheters.  Treat all levels of calcification a-c  Indicated for in-stent restenosis*  Treats above and below the knee (inc. below the ankle)  *2.0mm and 2.35mm catheters are indicated for ISR.  Designed for hospital and laba-c, f  Portable, 110V outlet, low noise, touch screen  Debulk in fewer passes  2022 Served  $760M  “We’ve always known that Auryon’s technology is one-of-a-kind and unmatched. With the new [hydrophilic coating], we should be able to prove this – case after case after case”   – Dr. Curtis Anderson, Vascular & Interventional Radiologist  a-f See reference page

 8  AngioDynamicsFocused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs  Disease State  Platform  Treatment  Status  PAD  Peripheral Arterial Disease   Atherectomy  Launched  VTE  Venous Thromboembolism   Large Vessel Thrombectomy  Launched  Launched   Small Vessel Thrombectomy*  In development with targeted launch end of calendar 2024   Pulmonary Embolism*  APEX study currently enrolling  Targeted launch early calendar 2025  Cardiac   Thrombus & Emboli   Right Heart   Left Heart*   Launched  Targeted launch end of calendar 2023   Clot in Transit  Launched  Solid Tumor   Prostate Tissue*  PRESERVE study >50% enrolled  Launch targeted end of calendar 2024  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

 VTEOur differentiated technology platforms offer potential treatment solutions across the entire disease state  9  Source: Management estimate & industry sources as of July 2022.  *AlphaVac PE and Auryon Venous Thrombectomy/DVT are not cleared by the US FDA for these indications.   $2.1B  $1.8B  PULMONARY  EMBOLISM*  DEEP VEIN THROMBOSIS  DVT  A blood clot that forms in a deep vein, usually the leg, groin or arm  Deep Vein Thrombosis  Pulmonary Embolism  PE  A DVT breaks free and travels to the lungs blocking some or all of the blood supply  Venous   Thromboembolism  VTE  DVT and PE are collectively referred to as VTE  +  =  T H E M A R K E T  O U R S O L U T I O N  W H Y I T M A T T E R S  Only solution on the market with continuous aspiration and simultaneous reinfusion of filtered blood  Aspirates large clot burden  Controlled aspiration  Aspirates large clot burden  APEX-AV study for PE  Auryon’s combination of laser technology and aspiration restores flow in occluded vessels  Large Vessel Venous Thrombectomy/DVT  Large Vessel Venous Thrombectomy/DVT  Pulmonary Embolism*  Small Vessel Venous Thrombectomy/DVT*  2022 TAM  $3.9B

 VTEAll-purpose technology platforms targeted at peripheral and cardiovascular thrombolytic events, including small and large vessels  PRECISE  Protective of vessel wallc-e  ADAPTABLE  Potential to treat all types of small vessel DVT*  POWERFUL  355 nm laser is designed to deliver an optimized wavelength, pulse width, and amplitude to restore flow in occluded vesselsc, d, g  Small Vessel  The AngioVac System allows for the continuous aspiration of embolic material such as thrombi and emboli from the venous system while Simultaneously reinfusing the patient’s own filtered blood to limit procedural blood loss  MULTIPLE TIP ANGLES  200, 850, 1800  Proprietary Funnel Design  Allows for Significant Clot Removal   Radiopaque Markers  Better Tip Visibility  Large End Hole Aspiration  42FR & 30FR Opening  The AlphaVac System allows for the controlled aspiration of embolic material such as thrombi and emboli from the venous system  Large Vessel  c-g See reference page  *Auryon Venous Thrombectomy/DVT is not cleared by the US FDA for this indication.

 11  AngioDynamicsFocused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs  Disease State  Platform  Treatment  Status  PAD  Peripheral Arterial Disease   Atherectomy  Launched  VTE  Venous Thromboembolism   Large Vessel Thrombectomy  Launched  Launched   Small Vessel Thrombectomy*  In development with targeted launch end of calendar 2024   Pulmonary Embolism*  APEX study currently enrolling  Targeted launch early calendar 2025  Cardiac   Thrombus & Emboli   Right Heart   Left Heart*   Launched  Targeted launch end of calendar 2023   Clot in Transit  Launched  Solid Tumor   Prostate Tissue*  PRESERVE study >50% enrolled  Launch targeted end of calendar 2024  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

 Cardiac Thrombus & EmboliWe are focused on offering percutaneous solutions for removing thrombus and emboli in the left and right heart  12  RIGHT HEART  LEFT HEART  $450M  $80M  Right Heart  Left Heart*  T H E M A R K E T  O U R S O L U T I O N  W H Y I T M A T T E R S  2022 TAM  $530M  Source: Management estimate & industry sources as of July 2022.  *AngioVac Left Heart is not cleared by the US FDA for this indication.  Continuous aspiration combined with the funnel tip, allows for the efficient removal of the targeted material while minimizing risk of blood loss  Currently, there is no standard for right or left heart percutaneous approach

 13  AngioDynamicsFocused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs  Disease State  Platform  Treatment  Status  PAD  Peripheral Arterial Disease   Atherectomy  Launched  VTE  Venous Thromboembolism   Large Vessel Thrombectomy  Launched  Launched   Small Vessel Thrombectomy*  In development with targeted launch end of calendar 2024   Pulmonary Embolism*  APEX study currently enrolling  Targeted launch early calendar 2025  Cardiac   Thrombus & Emboli   Right Heart   Left Heart*   Launched  Targeted launch end of calendar 2023   Clot in Transit  Launched  Solid Tumor   Prostate Tissue*  PRESERVE study >50% enrolled  Launch targeted end of calendar 2024  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

 Prostate Initiative*Over 100,000 men with intermediate risk prostate cancer could be treated with this technology  14  *IDE Study in progress  Market Source: Management estimate & industry sources as of July 2022.  Focal Therapy  T H E M A R K E T  O U R S O L U T I O N  W H Y I T M A T T E R S  2022 TAM  $700M  INTERMEDIATE RISK  SALVAGE  $584M  $118M  Targeted: Short electric pulses destroy cells without relying on extreme heat or cold and spare vital structures within the ablation zone  Quality of Life: Better preserves urinary control and erectile function  Versatile: Can be used in all segments of the prostate for primary and recurrent disease  Fast: Minimally invasive treatment that is delivered in a single session  Preserves future treatment options

 15  AngioDynamicsFocused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs  Disease State  Platform  Treatment  Status  PAD  Peripheral Arterial Disease   Atherectomy  Launched  VTE  Venous Thromboembolism   Large Vessel Thrombectomy  Launched  Launched   Small Vessel Thrombectomy*  In development with targeted launch end of calendar 2024   Pulmonary Embolism*  APEX study currently enrolling  Targeted launch early calendar 2025  Cardiac   Thrombus & Emboli   Right Heart   Left Heart*   Launched  Targeted launch end of calendar 2023   Clot in Transit  Launched  Solid Tumor   Prostate Tissue*  PRESERVE study >50% enrolled  Launch targeted end of calendar 2024  *AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

 International Expansion PlanExpanding our business reach in targeted regions & countries  16  Aligning our Go-to-Market strategy to the different regions and markets, utilizing new partnerships where appropriate to maximize growth  Preparing for EU and selected OUS launches of both the Auryon Atherectomy Product line, and the AlphaVac large bore Thrombectomy product Line  Targeted launch date Auryon: 1H of calendar 2024  Targeted launch date AlphaVac: 1H of calendar 2024  Continue to increase our global presence through our series of life symposiums which has attracted interest from global key opinion leaders who are gaining more access of our technologies

 Medical Device  17  Med Device: Maintain Positioning  Vascular Access Catheters & Accessories  Microwave & Radiofrequency Ablation  Diagnostic Catheters, Guidewires & Kits  Lung Biopsy Safety  Endovenous Laser Treatment  Radiation Treatment Stabilization Balloons  Optimizing our commercial approach by re-aligning Core portfolio into new VA - Device centric commercial team  Broader Med Device bag allows deeper customer engagement  Maximize clinical differentiation & secure committed customers through targeted GPO/IDN contracting   Maintain a strong culture of execution and collaboration through disciplined sales & marketing plans  Develop & export key talent throughout the organization  P O R T F O L I O  M A R K E T A C C E S S  P E R F O R M A N C E

 Financials   18

 3 Year Transformational PlanAngioDynamics is tracking ahead of our 3 year plan at the mid-way point  19  The projections and growth rates depicted on this slide are forward-looking statements. These forward-looking statements are not guarantees of future performance and subject to risks and uncertainties.   FY22  FY22  Revenue  Growth  $305M – $310M  5% - 7%  Gross Margin   ~55%  Adjusted EPS  $0.00 - $0.05  FY23  FY22  Revenue  Growth  $330M – $336M  7% - 9%  FY24  FY22  Revenue  Growth  $360M – $375M  10% - 12%  Planned significant investment in Med Tech platforms drives top line growth   Bottom line leverage will ramp slower than top line growth  FY21  FY24  Med Tech  Med Device  <20%  ~35%  Revenue Contribution  Tech CAGR  30% - 35%  Device CAGR  1% - 3%  Revenue Growth CAGR  Actual $316M  9%  Guidance  $342-348M  8%-10%

 J.P. Morgan  Healthcare Conference  January 12, 2023  Jim Clemmer, President & CEO  Stephen Trowbridge, Executive Vice President & CFO

 Auryon References  a. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. Catheter Cardiovasc Interv. 2019;1-8.   b. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical’s B-Laser™, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: Results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92.   c. Auryon. Instructions for use. AngioDynamics; 2019.   d. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.   e. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347.   f. Kuczmik W, Kruszyna L, Stanisic MG, Dzieciuchowicz L, Ziaja K, Zelawski W, et al. Laser atherectomy using the novel B-Laser™ catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published.   g. Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644.   21